Exhibit 99.1

DRAFT COPY

SECOND AMENDMENT TO

CREDIT AGREEMENT

This SECOND AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is dated as of January __, 2008, and entered into by and among AFFIRMATIVE INSURANCE HOLDINGS, INC., a Delaware corporation ("Borrower"), the lenders party thereto that are party hereto (the "Required Lenders"), CREDIT SUISSE, CAYMAN ISLANDS BRANCH ("CS"), as Administrative Agent (in such capacity, "Administrative Agent"), as Collateral Agent (in such capacity, the "Collateral Agent"), and THE FROST NATIONAL BANK ("Frost"), as Issuing Bank and Swingline Lender. Capitalized terms used but not defined herein having the meaning given them in the Credit Agreement, hereinafter defined.

Recitals

Whereas, Borrower, the Required Lenders, the Agents and the other parties thereto have entered into that certain Credit Agreement dated as of January 31, 2007 (as amended, amended and restated, extended, supplemented or otherwise modified from time to time, the "Credit Agreement");

Whereas, the Borrower has requested certain amendments to the Credit Agreement, pursuant to and in accordance with Section 9.08(b) of the Credit Agreement; and

Whereas, the Required Lenders and the Agents are willing to agree to the amendments requested by the Borrower, on the terms and conditions set forth in this Amendment;

Now Therefore, in consideration of the premises and the mutual agreements set forth herein, the Borrower, Required Lenders and the Agents agree as follows:

    AMENDMENTS TO CREDIT AGREEMENT. Subject to the conditions and upon the terms set forth in this Amendment and in reliance on the representations and warranties of the Borrower set forth in this Amendment, the Credit Agreement is hereby amended as follows:

      Amendment to Section 1.01. Section 1.01 of the Credit Agreement shall be amended as follows:

      (a) The definition of "Excess Cash Flow" is deleted in its entirety and replaced with the following:

      ""Excess Cash Flow" shall mean, for any relevant twelve (12) month fiscal period, without duplication, Cash Flow, less (i) the consolidated aggregate amount of all Capital Expenditures for such period, including capital payments for business expenditures and investments, such as capital lease payments, (ii) consolidated state and federal income taxes for such period, (iii) Consolidated Interest Expense, (iv) ordinary corporate dividends made in accordance with the terms hereof during such period, and (v) cash consideration utilized for Permitted Acquisitions during the relevant twelve (12) month fiscal period. The preceding formula shall be adjusted on a pro rata basis for any relevant period that is not a fiscal twelve (12) month period."

      (b) The definition of "Regulated Insurance Subsidiaries" is amended by adding the following provisos after the word "company" at the end thereof:

      "; provided that for purposes of determining the Borrower's compliance with Section 6.14(b) of this Agreement, with effect as of the Closing Date, US Direct shall not be deemed to be a Regulated Insurance Subsidiary for so long, as measured for any four fiscal-quarter period ending on March 31, 2008 or thereafter for which the financial statements are required to be delivered pursuant to Section 5.04, its gross written premium for such period is less than or equal to $250,000 (it being agreed that for the first three fiscal quarters of 2008, such revenue will be calculated through the annualization of gross written premium generated for the period commencing on January 1, 2008 through the final date of most recently completed fiscal quarter prior to the date of calculation); provided further that a person otherwise constituting a Regulated Insurance Subsidiary shall not be deemed to be a Regulated Insurance Subsidiary for purposes of determining the Borrower's compliance with Section 6.14(b) of this Agreement if and only for so long as (i) the entirety of such person's insurance liabilities are fully assumed pursuant to one or more Qualified Reinsurance Agreements and (ii) such person otherwise remains subject to Section 6.14(a)."

      (c) The following definitions of "Qualified Reinsurance" and "Qualified Reinsurance Counterparty" shall be inserted in appropriate alphabetical order:

      ""Qualified Reinsurance Agreement" shall mean any Reinsurance Agreement entered into by any Regulated Insurance Subsidiary of the Borrower with a counterparty constituting a Qualified Reinsurance Counterparty, which such agreement is qualified under all applicable Requirements of Law to receive the statutory credit assigned to such Reinsurance Agreement in the relevant annual statement or quarterly statement at the time prepared."

      ""Qualified Reinsurance Counterparty" shall mean (a) any Regulated Insurance Subsidiary of the Borrower and (b) any other person having a rating of "B++" or better by A.M. Best, in each case to whom any Regulated Insurance Subsidiary has ceded liability pursuant to a Qualified Reinsurance Agreement; provided that following any downgrade by A.M. Best of any person constituting a Qualified Reinsurance Counterparty pursuant to the foregoing clause (b), such person shall cease to be a Qualified Reinsurance Counterparty only after a period of 30 consecutive days following the date of such downgrade in which such person is not upgraded to a rating of "B++" or better."

      (d) In clause (iii) of the definition of Cash Flow, the phrase "the lesser of" is replaced with the following:

      "the greater of."

      (e) In the definition of Extraordinary Receipts, the reference to "Section 2.3" is replaced with the following:

      "Section 2.13."

      Amendments to Section 2.11(a). Section 2.11(a) of the Credit Agreement shall be amended by deleting the chart appearing in that section and replacing such chart with the following:

"Repayment Date	Amount
March 31, 2007	$500,000
June 30, 2007	$500,000
September 30, 2007	$500,000
December 31, 2007	$500,000
March 31, 2008	$500,000
June 30, 2008	$500,000
September 30, 2008	$500,000
December 31, 2008	$500,000
March 31, 2009	$500,000
June 30, 2009	$500,000
September 30, 2009	$500,000
December 31, 2009	$500,000
March 31, 2010	$500,000
June 30, 2010	$500,000
September 30, 2010	$500,000
December 31, 2010	$500,000
March 31, 2011	$500,000
June 30, 2011	$500,000
September 30, 2011	$500,000
December 31, 2011	$500,000
March 31, 2012	$500,000
June 30, 2012	$500,000
September 30, 2012	$500,000
December 31, 2012	$500,000
March 31, 2013	$500,000
June 30, 2013	$500,000
September 30, 2013	$500,000
December 31, 2013	$500,000
Term Loan Maturity Date	$186,000,000"

      Amendments to Section 2.13(e). Section 2.13(e) of the Credit Agreement shall be amended by deleting clause (e) in the entirety and replacing such clause with the following:

    "(e) No later than the earlier of (i) 90 days after the end of each fiscal year of the Borrower, commencing with the fiscal year ending on December 31, 2007, and (ii) the date on which the financial statements with respect to such period are delivered pursuant to Section 5.04(a), the Borrower shall prepay outstanding Term Loans in accordance with Section 2.13(g), in an aggregate principal amount equal to (a) the Required Prepayment Percentage of Excess Cash Flow for the fiscal year then ended, less (b) an amount equal to the aggregate amount of all permanent repayments of the Loans (other than mandatory prepayments of Loans under Section 2.13 hereof) made by the Borrower and the Subsidiaries during such fiscal year, but only to the extent that such prepayments by their terms cannot be reborrowed or redrawn and do not occur in connection with a refinancing of all or any portion of such Indebtedness."

    1.4. Amendments to Section 6.05(b). Section 6.05(b) of the Credit Agreement is deleted in its entirety and replaced with the following:

    "Engage in any Asset Sale otherwise permitted under paragraph (a) above unless (x)(i) such Asset Sale is for consideration at least 80% of which is cash (and no portion of the remaining consideration shall be in the form of Indebtedness of the Borrower or any Subsidiary), (ii) such consideration is at least equal to the fair market value of the assets being sold, transferred, leased or disposed of, (iii) the fair market value of all assets sold, transferred, leased or disposed of pursuant to this paragraph (b)(x) shall not exceed $30,000,000 in the aggregate or (y) such sale, transfer, lease or disposition of assets is from USAgencies or a Subsidiary thereof to the Borrower or its Subsidiaries, and the acquirer of such assets is not USAgencies or a Subsidiary thereof."

    1.5. Amendments to Section 6.14. Section 6.14 of the Credit Agreement is deleted in its entirety and replaced with the following:

    "SECTION 6.14. Combined Ratio. (a) Borrower shall not permit the Combined Ratio of the Regulated Insurance Subsidiaries, on a consolidated basis, to be greater than 105% at any time. (b) Borrower shall not permit the Combined Ratio of any Regulated Insurance Subsidiary to be greater than 105% at any time. For the avoidance of doubt, the inability to calculate any Combined Ratio required to be calculated in accordance with this Section 6.14 shall constitute a Default under this Section 6.14."

    REPRESENTATIONS AND WARRANTIES OF THE BORROWER. In order to induce the Required Lenders and the Agents to enter into this Amendment, the Borrower represents and warrants to each Lender and the Agents that the following statements are true, correct and complete:

      Power and Authority. Each of the Loan Parties has all corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and to perform its obligations under or in respect of, the Credit Agreement.

      Corporate Action. The execution and delivery of this Amendment and the performance of the obligations of each of the Loan Parties under or in respect of the Credit Agreement as amended hereby have been duly authorized by all necessary corporate action on the part of each of the Loan Parties.

      No Conflict or Violation or Required Consent or Approval. The execution and delivery of this Amendment and the performance of the obligations of each of the Loan Parties under or in respect of the Credit Agreement as amended hereby do not and will not conflict with or violate (a) any provision of the governing documents of any Loan Party or any of its Subsidiaries, (b) any provision of any law or any governmental rule or regulation applicable to any Loan Party or any of its Subsidiaries, (c) any order, judgment or decree of any court or other governmental agency binding on any Loan Party or any of its Subsidiaries, or (d) any indenture, agreement or instrument to which any Loan Party or any of its Subsidiaries is a party or by which any Loan Party or any of its Subsidiaries, or any property of any of them, is bound, and do not and will not require any consent or approval of any Person.

      Execution, Delivery and Enforceability. This Amendment has been duly executed and delivered by each Loan Party which is a party thereto and are the legal, valid and binding obligations of such Loan Party, enforceable in accordance with their terms, except as enforceability may be affected by applicable bankruptcy, insolvency, and similar proceedings affecting the rights of creditors generally, and general principles of equity. The Agents' Liens in all Collateral continue to be valid, binding and enforceable Liens which secure the Borrower Obligations.

      No Default or Event of Default. After giving effect to this Amendment, no event has occurred and is continuing or will result from the execution and delivery of this Amendment or the Consent that would constitute a Default or an Event of Default.

      No Material Adverse Effect. No event has occurred that has resulted, or could reasonably be expected to result, in a Material Adverse Effect.

      Representations and Warranties. Each of the representations and warranties contained in the Loan Documents is and will be true and correct in all material respects on and as of the date hereof and as of the effective date of this Amendment, except to the extent that such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects as of such earlier date.

    CONDITIONS TO EFFECTIVENESS OF THIS AMENDMENT. This Amendment, and the consents and approvals contained herein, shall be effective only if and when signed by, and when counterparts hereof shall have been delivered to the Agents (by hand delivery, mail or telecopy) by each Loan Party, each Required Lender, the Issuing Bank, and the Swingline Lender and only if and when each of the following conditions is satisfied:

      No Default or Event of Default; Accuracy of Representations and Warranties. No Default or Event of Default shall exist and each of the representations and warranties made by the Loan Parties herein and in or pursuant to the Credit Documents shall be true and correct in all material respects as if made on and as of the date on which this Amendment becomes effective (except that any such representation or warranty that is expressly stated as being made only as of a specified earlier date shall be true and correct as of such earlier date).

      Delivery of Documents. The Agents shall have received such additional documents as the Agents may reasonably request in connection with this Amendment.

    EFFECTIVE DATE. This Amendment shall become effective (the "Second Amendment Effective Date") on the date of the satisfaction of the conditions set forth in Section 5 of this Amendment.

    EFFECT OF AMENDMENT; RATIFICATION. This Amendment is a Loan Document. From and after the date on which this Amendment becomes effective, all references in the Loan Documents to the Credit Agreement and other Loan Documents shall mean the Credit Agreement as amended hereby. Except as expressly amended hereby or waived herein, the Credit Agreement and the other Loan Documents, including the Liens granted thereunder, shall remain in full force and effect, and all terms and provisions thereof are hereby ratified and confirmed.

    MISCELLANEOUS. Each of the Loan Parties confirms that as amended hereby, each of the Loan Documents is in full force and effect, and that none of the Loan Parties has any defenses, setoffs or counterclaims to its Obligations.

    APPLICABLE LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

    NO WAIVER. The execution, delivery and effectiveness of this Amendment does not constitute a waiver of any Default or Event of Default, amend or modify any provision of any Loan Document except as expressly set forth herein or constitute a course of dealing or any other basis for altering the Obligations of any Loan Party.

    COMPLETE AGREEMENT. This Amendment sets forth the complete agreement of the parties in respect of any amendment to any of the provisions of any Loan Document or any waiver thereof. The execution, delivery and effectiveness of this Second Amendment does not constitute a waiver of any Default or Event of Default, amend or modify any provision of any Loan Document except as expressly set forth herein or constitute a course of dealing or any other basis for altering the Obligations of any Loan Party.

    CAPTIONS; COUNTERPARTS. The catchlines and captions herein are intended solely for convenience of reference and shall not be used to interpret or construe the provisions hereof. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by telecopy), all of which taken together shall constitute but one and the same instrument.

[signatures follow; remainder of page intentionally left blank]

IN WITNESS WHEREOF, each of the undersigned has duly executed this Second Amendment to Credit Agreement as of the date set forth above.

AFFIRMATIVE INSURANCE HOLDINGS, INC., as Borrower

By: ___________________________

Name:

Title:

CREDIT SUISSE, CAYMAN ISLANDS BRANCH, as Administrative Agent and as Collateral Agent

By: ___________________________

Name:

Title:

By: ___________________________

Name:

Title:

[LENDER],

as Required Lender

By: _______________________________

Name:

Title: